SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 31, 2002
                        (Date of earliest event reported)


                               PLANETRX.COM, INC.
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)


         Delaware                   000-27437                94-322773
--------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
of  incorporation)                                  Number)



2207 Sawgrass Village Drive, Ponte Vedra Beach, Florida                 32080
--------------------------------------------------------------------------------
   (Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (904) 220-6636



                  6419 Shelby Drive, Memphis, Tennessee 38134
                  -------------------------------------------------------------
                  (Former Name or Former Address, if Changed Since Last Report)

Item 1.  Changes in Control of Registrant.

Change in Control

     On May 31, 2002 a change in control of PlanetRx occurred as a result of the closing of the Agreement and Plan of Merger dated April 22, 2002 among PlanetRx, PHI Acquisition Corp., and Paragon Homefunding, Inc. The Paragon transaction is more particularly described under Item 2 below.

     55,560,616 shares of PlanetRx of common stock were issued in the Paragon transaction in conversion of all the outstanding shares of Paragon common stock, at the conversion rate of 27.386626 PlanetRx shares for one Paragon share. This issuance resulted in a change in control in the beneficial ownership of PlanetRx. At the time the Paragon transaction closed, the holders of shares of Paragon common stock before the closing of the Paragon transaction became the owners of approximately 90%, in the aggregate, of the issued and outstanding shares of PlanetRx common stock. Other than the conversion of all of the outstanding shares of Paragon common stock into PlanetRx common stock, and the conversion of PHI Acquisition Corp. common stock into shares of Paragon common stock, there was no other consideration for the PlanetRx shares of common stock issued in the Paragon transaction.

Security Ownership Of Certain
Beneficial Owners And Management

Shares of Common Stock

     The following table sets forth, to the knowledge of PlanetRx based solely upon records available to it, certain information as of June 7, 2002 regarding the beneficial ownership of the PlanetRx's shares of common stock by each person who we believe to be the beneficial owner of more than 5% of our outstanding shares of common stock, by each current director, by each person listed in the Summary Compensation Table under "Executive Compensation" under Item 5 below, and by all current executive officers and directors as a group:

Name and Address
of Beneficial Owner                    Number                     Percent
-------------------                    ------                     -------

John Brink                             21,909,301 (1)             32.6%
2207 Sawgrass Village Drive
Ponte Vedra Beach, Florida 32082

Paul Danner                            13,077,113 (2)             21.2%
2207 Sawgrass Village Drive
Ponte Vedra Beach, Florida 32082

Christopher Liston                     10,338,451 (2)             16.7%
2207 Sawgrass Village Drive
Ponte Vedra Beach, Florida 32082

Harold Lazarus                            684,666(2)(3)              *
6 North Sea Drive
Southampton, New York 11968

Michael Beindorff                         146,942(4)                 *
903 Clipper Lane
Foster City, California, 94404

Paul Risner                                 7,396(5)                 *
P.O. Box 1084
Cordova, Tennessee 38088

Todd Steele                                     -                    -
541 Bay Street
Pismo Beach, California 93449

All executive officers and             35,818,022(1)(2)(3)        53.2%
directors as a group (4 persons)                 (4)

-------------------
* Represents less than 1%.

(1)       Includes   16,431,976   shares  issued  in  connection  with  the
          conversion of Paragon shares pursuant to the merger agreement in the Paragon transaction at a rate of 27.386626 PlanetRx shares for one Paragon share. Of this number, 10,954,650 shares underlie a restricted stock grant which has not yet vested and is subject to forfeiture as provided in the description of Mr. Brink's amended and restated employment agreement under "Executive Compensation" in Item 5 below. Also includes 5,477,325 shares issuable upon the exercise of options which are currently exercisable. The options and restricted stock grant converted into PlanetRx options and restricted stock grants respectively pursuant to the terms of the merger agreement in the PlanetRx transaction at the same conversion rate above.

(2) Represents shares of PlanetRx issued in connection with the conversion of Paragon shares pursuant to the merger agreement in the Paragon transaction at a rate of 27.386626 PlanetRx shares for one Paragon share.

(3) The shares underlie a restricted stock grant which have not yet vested and are subject to forfeiture if Dr. Lazarus ceases to be a director of PlanetRx before October 30, 2002. The restricted stock grant converted into PlanetRx restricted stock grants pursuant to the terms of the merger agreement in the PlanetRx transaction at the rate of 27.386626 PlanetRx shares for one Paragon share.

(4) Includes 142,428 shares issuable upon the exercise of currently exercisable options.

(5) Represents shares issuable upon the exercise of currently exercisable options.

Shares of Common Stock Giving Effect to the Exercise of All Options

     The following table sets forth, to the knowledge of PlanetRx based solely upon records available to it, certain information as of June 7, 2002 regarding the beneficial ownership of our shares of common stock, giving effect to the exercise of all options granted to each person named herein by each person who PlanetRx believes to be the beneficial owner of more than 5% of our outstanding shares of common stock, by each current director, by each person listed in the Summary Compensation Table under "Executive Compensation" under Item 5 below, and by all current executive officers and directors as a group:

Name and Address
of Beneficial Owner                    Number                     Percent
-------------------                    ------                     -------
John Brink                             30,125,288(1)              39.9%
2207 Sawgrass Village Drive
Ponte Vedra Beach, Florida 32082

Paul Danner                            13,077,113(2)              21.2%
2207 Sawgrass Village Drive
Ponte Vedra Beach, Florida 32082

Christopher Liston                     10,338,451(2)              16.7%
2207 Sawgrass Village Drive
Ponte Vedra Beach, Florida 32082

Harold Lazarus                            684,666(2)(3)              *
6 North Sea Drive
Southampton, New York 11968

Michael Beindorff                         146,942(4)                 *
903 Clipper Lane
Foster City, California, 94404

Paul Risner                                 7,396(5)                 *
P.O. Box 1084
Cordova, Tennessee 38088

Todd Steele                                     -                    -
541 Bay Street
Pismo Beach, California 93449

All executive officers and             44,034,009(1)(2)(3)        58.3%
directors as a group (4 persons)                  (4)

-------------------
* Represents less than 1%.

(1)       Includes   16,431,976   shares  issued  in  connection  with  the
          conversion of Paragon shares pursuant to the merger agreement in the Paragon transaction at a rate of 27.386626 PlanetRx shares for one Paragon share. Of this number, 10,954,650 shares underlie a restricted stock grant which have not yet vested, and is subject to forfeiture as provided in the description of Mr. Brink's amended and restated employment agreement under "Executive Compensation" under item 5 below. Also includes 5,477,325 shares issuable upon the exercise of options currently exercisable, and 8,215,988 shares issuable upon the exercise of options which are not currently exercisable nor exercisable within 60 days. The options and restricted stock grant converted into PlanetRx options and restricted stock grants respectively pursuant to the terms of the merger agreement in the PlanetRx transaction at the same conversion rate above.

(2) Represents shares of PlanetRx issued in connection with the conversion of Paragon shares pursuant to the merger agreement in the Paragon transaction at a rate of 27.386626 PlanetRx shares for one Paragon share.

(3) The shares underlie a restricted stock grant which have not yet vested and are subject to forfeiture if Dr. Lazarus ceases to be a director of PlanetRx before October 30, 2002. The restricted stock grant converted into PlanetRx restricted stock grants pursuant to the terms of the merger agreement in the PlanetRx transaction at the rate of 27.386626 PlanetRx shares for one Paragon share.

(4) Includes 142,428 shares issuable upon the exercise of currently exercisable options.

(5) Represents shares issuable upon the exercise of currently exercisable options.

Item 2.  Acquisition or Disposition of Assets.

Acquisition of Paragon Homefunding, Inc.

     On May 31, 2002 we closed an Agreement and Plan of Merger with Paragon Homefunding, Inc. and PHI Acquisition Corp. which we entered into on April 22, 2002, pursuant to which PHI Acquisition Corp. was merged with and into Paragon. Paragon is a development stage company based in Ponte Vedra Beach, Florida that plans to enter the financial services market through a series of acquisitions. Paragon currently has no operations. As a result of the merger, Paragon is a wholly owned subsidiary of PlanetRx, and the shareholders of Paragon before the merger are now shareholders of PlanetRx.

     Subject to the terms of the merger agreement, at closing, all of the outstanding shares of Paragon's common stock converted into 55,560,616 of shares of PlanetRx common stock, or approximately 90% of PlanetRx's outstanding common stock after the consummation of the merger. The PlanetRx shares which the Paragon shareholders received in the merger are privately issued unregistered shares. This means that these shares cannot be publicly traded until they are either registered with the Securities and Exchange Commission or there is an exemption from registration.

     Approximately 475,000 shares of Paragon common stock which were subject of Paragon restricted stock grants (the "Paragon Restricted Shares") were converted in the merger into approximately 13,008,647 shares PlanetRx common stock (the "PlanetRx Restricted Shares") which have the same restrictions and limitations, including forfeiture if they do not vest, as the Paragon Restricted Shares had. The PlanetRx Restricted Shares are included in the 90% of the PlanetRx shares which were issued in the Paragon transaction. If those PlanetRx Restricted Shares do not vest and are forfeited, they will be reallocated as unregistered shares of PlanetRx common stock to those persons who were holders of Paragon common stock immediately prior to the effective time of the merger, on a pro rata basis based on the number of shares of Paragon common stock which those persons held (other than the Paragon Restricted Shares which converted into the forfeited PlanetRx Restricted Shares, if any) immediately prior to the effective time of the merger. We cannot predict whether those PlanetRx Restricted Shares will or will not vest.

     The PlanetRx shares of common stock issued in the Paragon transaction carry piggyback registration rights. This means that PlanetRx must invite the holders of those PlanetRx shares of common stock to include those shares to be registered for resale in a registration statement which PlanetRx files in the future, if any. However, if a registration statement is filed with the Securities and Exchange Commission which includes securities being offered for the sale by an underwriter, the underwriter may, in its discretion, limit the number of shares of PlanetRx common stock which may be included in that registration for resale, down to zero if it chooses. In that case, any of those PlanetRx shares of common stock which an underwriter decides not to permit to be registered for resale will be eligible to be included in PlanetRx's next registration statement, if any, on the same terms.

Board of Directors.

     At the effective time of the merger in the Paragon transaction, pursuant to the terms of the merger agreement, all of the company's directors, other than Michael Beindorff, resigned, PlanetRx's Board of Directors was reconstituted to five members, and the vacancies on the Board were filled by appointing John Brink, Paul Danner, Harold Lazarus and William Kelley as directors of the Company. Messrs. Brink, Danner and Lazarus are also directors of Paragon. On June 6, 2002, Mr. Kelley, who was also a director of Paragon, resigned from the Boards of both PlanetRx and Paragon. Accordingly, there is currently one vacancy on the Board.

     In accordance with the terms of the merger agreement, Paragon has agreed to use its reasonable best efforts to cause Mr. Beindorff to be nominated for election as a director of PlanetRx each time such nominations are made and to use its reasonable best efforts to cause Mr. Biendorff to be elected as a director for two years.

Forward Looking Statements

     Certain information contained in the matters set forth in this Current Report are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, and is subject to the safe harbor created by that act. PlanetRx cautions readers that certain important factors may affect PlanetRx's actual results and could cause such results to differ materially from any forward-looking statements which may be deemed to have been made above and elsewhere in this Current Report or which are otherwise made by or on behalf of PlanetRx. For this purpose, any statements contained in this Current Report that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate," "plan," or "continue" or the negative variations of those words or comparable terminology are intended to identify forward-looking statements. Factors which may affect PlanetRx's ability of PlanetRx to raise additional capital which is required to implement its business plan, the success of PlanetRx's business plan, the ability of PlanetRx to identify suitable acquisition candidates, and if such candidates are identified, to close an acquisition of any of those candidates, unascertainable risks related to possible acquisitions, the risk of loss of management and ability to engage personnel, the competitive environment within the financial services industries, the ability of PlanetRx to develop its infrastructure, the competence required and experience of management, and economic conditions. PlanetRx is also subject to other risks detailed in this Current Report or detailed from time to time in PlanetRx's Securities and Exchange Commission filings.

Item 5.  Other Information

     The following is information about our current Board of Directors and officers, and information about our executives' compensation and other matters for 2001.

Directors and Executive Officers

     The names and the positions held by, each present executive officer and director of PlanetRx, and their ages as of June 7, 2002 are set forth below.

Name                        Age        Positions Held
----                        ---        --------------

John Brink                  56         Chairman of the Board, Chief Executive
                                       Officer and President

Paul K. Danner              44         Vice Chairman of The Board of Directors,
                                       Secretary, Treasurer and Director

Michael Beindorff           49         Director

Harold Lazarus, Ph. D       75         Director


John Brink

Mr. Brink has served as a director of PlanetRx since June 1, 2002 and Chairman of the Board, Chief Executive Officer and President since June 2, 2002. Since March 1, 2002, Mr. Brink has served as director, Chairman of the Board, Chief Executive Officer and President of our subsidiary Paragon. From May 2000 until March 2002, Mr. Brink was the Chief Financial Officer of Acosta, Inc. a approximate 10,000 employee, nationwide, privately held sales and marketing company. From 1997 to 1998 he was the Chairman and Chief Executive Officer of Barnett Credit Corporation and then in January 1998, when NationsBank acquired Barnett Banks, through December 2000, he served as the President of NationsCredit Manufactured Housing Corporation building originations to an annualized rate of $1.3 billion per year. NationsCredit Manufactured Housing Corporation was sold to GreenPoint Financial Corporation in December 1998. Prior to that he served, at different times, as Vice President and Treasurer of Avis, Inc., Savin Corporation, U.S. Surgical Corporation, an investment banker with A.G. Becker, Warburg, Paribas, and Chief Financial Officer of Green Tree Financial Corporation. Mr. Brink earned his BBA degree from the University of Wisconsin-Madison in 1967 and an MBA from West Texas State University in 1970. Mr. Brink served as a second lieutenant and then first lieutenant in the United States Army from January 1968 through May 1970.

Paul Danner

Mr. Danner has served as a director of PlanetRx since June 1, 2002, and Vice Chairman of our Board and our Secretary and Treasurer since June 2, 2002. Mr. Danner has served as a director of our subsidiary Paragon since August 2, 2001, and served as Paragon's Chief Executive Officer from August 3, 2001 to March 1, 2002. Since then he has also served as Paragon's Vice Chairman of the Board. From January 1999 until October 2000 Mr. Danner was employed by MyTurn.com, Inc. serving as Chief Operating Officer of MyTurn.com's subsidiary e.TV Commerce from January 1999 to June 1999, he was promoted to President of MyTurn in June 1999 and Chief Executive Officer in November 1999. From April 2000 until October 2000 he served as Executive Vice President assigned to the Office of the President of MyTurn.com. MyTurn.com later filed for protection under the federal bankruptcy laws in March 2001. From 1997 to 1998, Mr. Danner served as Vice President of Operations for Zekko Corp., a development-stage company involved in the development of high-speed data and video communications, and was the Managing Partner of Technology Ventures, a management consultancy from 1996 to 1997. Mr. Danner earned his Bachelor of Science degree in Business

Finance from Colorado State University in 1979, and an MBA from Old Dominion University in 1986. Mr. Danner served on active duty with the United States Navy where he flew the F-14 Tomcat, and currently holds the rank of Captain in the United States Naval Reserve. He is a licensed Mortgage Broker in the State of Florida.

Michael Beindorff

     Mr. Beindorff served as the Chairman of our Board from August 2000 to May 31, 2002 and as our Chief Executive Officer from April 2000 to May 31, 2002. He has been a director of PlanetRx since April 2000. From March to August 2000, Mr. Beindorff served as our President, and from October 1999 to March 2000, he was our Executive Vice President and Chief Operating Officer. From 1995 to October, 1999, Mr. Beindorff was with Visa, where he served as president and chief "e" officer of eVisa, Visa's Internet and electronic commerce division as well as Visa USA's executive vice president of marketing and product management. Mr. Beindorff holds a B.S. degree from the University of Alabama and an M.B.A. from Emory University.

Harold Lazarus, Ph.D

     Mr. Lazarus has served as a director of PlanetRx since June 1, 2002 and has served as a director of our subsidiary Paragon since October 30, 2001. Dr. Lazarus serves as the Mel Weitz Distinguished Professor of Management at the Hofstra University Frank G. Zarb School of Business (the "Hofstra Business School"), a position he has held since 1980. From 1973 to 1980, Dr. Lazarus served as Dean of the Hofstra Business School. Dr. Lazarus is an organization development consultant who lectures in Europe, Asia, North America and South America on leadership, time management, total quality management, managing change, effective meetings, problem solving, decision making and communications. Dr. Lazarus was Professor of Management at the New York University Graduate School of Business Administration for ten years, and he also taught at Columbia University Graduate School of Business and Harvard University Graduate School of Business Administration, the Cornell University School of Industrial and Labor Relations, American College and The New School. Dr. Lazarus has served on several boards of directors of public companies in the past, including MyTurn.com, Inc. (which filed for protection under the federal bankruptcy laws in March 2001) from March 1997 to March 2001, and Graham-Field Health Products, Inc. Facelifters Home Systems, Inc. during the last five years. Dr. Lazarus has also served on the Boards of Directors for Ideal Toy Corporation, Superior Uniform Group, Inc., Stage II Apparel Corporation, Diplomat Electronics Corporation, Bond Clothing Stores. Dr. Lazarus is currently a director and Chairman of the Board for The Sweet Life, Inc., a privately held corporation that is a licensor of, and markets, a patented sugar substitute. Dr. Lazarus also sits on the Boards of Directors of several other privately held companies. Dr. Lazarus has published seven books and more 65 articles on business management. He also chairs the board of Phi Beta Kappa Alumni of Long Island
(New York). Dr. Lazarus received a Masters of Science Degree and a Doctor of Philosophy Degree in Management and Marketing from Columbia University's Graduate School of Business.

There is no family relationship among any of PlanetRx's executive officers or directors.

Board Committees

     The Compensation Committee of PlanetRx's Board of Directors (the "Compensation Committee" or the "Committee") has the exclusive authority to establish the level of base salary payable to the Chief Executive Officer and certain other executive officers of PlanetRx and to administer PlanetRx's 1999 Equity Incentive Plan and Employee Stock Purchase Plan. In addition, the Committee has the responsibility for approving the individual bonus programs for the CEO and certain other executive officers. The Committee periodically evaluates the effectiveness of the compensation program in linking Company performance and executive pay. Additionally, the Committee is routinely consulted to approve the compensation package of a newly hired executive or of an executive whose scope of responsibility has changed significantly.

     Until May 23, 2001, the Compensation Committee consisted of three outside directors: David M. Beirne, Michael Moritz, and Len Purkis. From the resignation of those three outside directors until May 31, 2002, Michael Beindorff and Paul Risner, then both employee directors, served as the Compensation Committee. Mr. Biendorff, who is no longer an employee of PlanetRx, currently serves as the Compensation Committee. However, the Committee has not approved any new compensation structures since the resignation of PlanetRx's outside directors on May 23, 2001. The respective amendments of Messrs. Beindorff's, Risner's and Steele's compensation structure in connection with the Paragon transactions as described below under "Executive Compensation - Employment Contracts; Compensation Arrangements; Termination of Employment and Change-in-Control Arrangements": was approved by the Board as a whole.

     PlanetRx has neither a nominating committee, charged with the search for and recommendation to the Board of potential nominees for Board positions, nor an audit committee, charged with reviewing and making recommendations regarding PlanetRx's employment of independent auditors, the annual audit of PlanetRx's financial statements and PlanetRx's internal accounting controls, practices and policies. These functions are performed by the Board as a whole. The Board will consider stockholder recommendations for Board positions which are made in writing to PlanetRx's Chairman of the Board.

Meetings

     The Board held eight meetings during 2001. The Compensation Committee held one meeting during 2001.

Section 16(a) Beneficial Ownership Reporting Compliance

     The directors and officers of PlanetRx and persons who hold more than 10% of PlanetRx's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of PlanetRx's Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16(a) reports that PlanetRx received from such persons for their 2001 transactions in the Common Stock and their Common Stock holdings and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for 2001, PlanetRx believes that all reporting requirements under Section 16(a) for 2001 were met in a timely manner by its directors, officers, and greater than ten-percent stockholders.

Executive Compensation

Summary Compensation Table

     The following table sets forth certain information for the fiscal years ended December 31, 2001, 2000 and 1999 concerning the compensation of PlanetRx's Chief Executive Officer, and the other persons who were PlanetRx's most highly compensated executive officers during the 2001 fiscal year. No other executive officer of PlanetRx had a combined salary and bonus in excess of $100,000 for the fiscal year ended December 31, 2001.




                                                                                                                Long-Term
                                                    Annual Compensation                                    Compensation Awards
                                                    -------------------                                    -------------------


                                                                                                   Net
                                                                                                   Number of
                                                                                Restricted         Securities
                       Fiscal                                 Other Annual      Stock              Underlying   All Other Position
Name and Principal     Year     Salary       Bonus($)     Compensation($)       Awards ($)(1)      Options (1)  Compensations($)
------------------     ----     ------       -----        ------------          ------             -------      -------------

Michael Beindorff      2001     300,000       172,083          -0-               -0-                  -0-           -0-
Chairman and CEO       2000     300,000       137,500      2,500,000(3)          -0-                112,500       700,000 (4)
                       1999(2)   75,000         -0-            -0-              3,125               124,999         -0-

Todd Steele            2001     228,644        61,009         90,000(3)          -0-                  -0-           -0-
Vice President of      2000     129,192         7,188         40,000(3)          -0-                  3,750         -0-
Finance and Chief      1999(5)   22,159         -0-            -0-               -0-                  2,000         -0-
Financial Officer

Paul Risner            2001     212,771        43,365         90,000(3)          -0-                  -0-           -0-
Senior Vice            2000(6)   20,192         -0-            -0-               -0-                 18,750         -0-
President and
General Counsel

(1) Adjusted to give effect to a 1-for-8 reverse stock split effective on December 4, 2000.

(2) Mr. Beindorff served as PlanetRx's Chief Executive Officer of PlanetRx from April 2000 to May 31, 2002.

(3) The amount was paid as a retention bonus in consideration for the officer's agreement to continue his employment with PlanetRx during the wind-up of its business culminating in the Paragon transaction.

(4) During 1999, in connection with his employment agreement, PlanetRx made a full-recourse loan to Mr. Beindorff in the amount of $700,000, bearing interest at 8.25% per annum, and payable over three years. This loan was forgiven during 2000.

(5) Mr. Steele served PlanetRx's Director of Finance from October 1999 to May 31, 2002.

(6) Mr. Risner served PlanetRx as Vice President and General Counsel from November 2000 to May 31, 2002.

Stock Option Grants in 2001

PlanetRx did not grant any stock options or stock appreciation rights to the executive officers named in the Summary Compensation Table during 2001.

Stock Option Exercises and Values for 2001

None of the executive officers named in the Summary Compensation Table exercised any stock options in 2001. The table below sets forth information concerning the number and value of their unexercised stock options at December 31, 2001.


                                    Value Realized($)
                                    (Market Price      Number of     Securities       Value of
                      Shares        at Exercise        Underlying    Unexercised      in-the-money    Unexercised
                      Acquired      Less Exercise      Options       at FY-End (1)    FY-End ($)(2)   Options at
    Name              on Exercise   Price)             Vested        Unvested         Vested          Unvested
    ----              -----------   ------             ------        --------         ------          --------

Michael Beindorff        -0-         -0-               117,834       118,276(3)         -0-             -0-

Todd Steele              -0-         -0-                 2,749         3,001(3)         -0-             -0-

Paul Risner              -0-         -0-                 5,443        13,307            -0-             -0-
-------------------

(1) Adjusted to give effect to a 1-for-8 reverse stock split effective on December 4, 2001. The options are immediately exercisable, but any shares purchased under those options will be subject to repurchase by PlanetRx at the original exercise price paid per share, if the optionee ceases service with PlanetRx before vesting in such shares. The heading "Vested" refers to shares that are no longer subject to repurchase; the heading "Unvested" refers to shares subject to repurchase as of December 31, 2001.

(2) Based on the fair market value of PlanetRx's common stock at December 31, 2001, $.05 per share, less the exercise price payable for such shares.

(3) On May 31, 2002, pursuant to the merger agreement in the Paragon transaction, Messrs. Beindorff's and Steele's options were cancelled.

Compensation of Directors

     At present, PlanetRx has four directors, two of whom are also employees. There is also one vacancy on the Board. Except for grants of stock options and the reimbursement of expenses incurred in connection with attendance at meetings of the Board of Directors or any of its committees, the current directors of PlanetRx do not receive any compensation for their services in such capacity.

     Non-employee Board members are eligible for option grants pursuant to the provisions of the 1999 Director Stock Option Plan. Under the 1999 Director Stock Option Plan, each individual who first becomes a non-employee Board member after the date of PlanetRx's initial public offering will be granted an option ("Initial Option") to purchase 25,000 shares of Common Stock on the date such individual joins the Board, provided such individual has not been in the prior employ of PlanetRx. Each Initial Option vests over four years, with 25% of the option shares vesting upon the completion of 12 months of service and the balance of the option shares vesting in equal monthly installments upon the completion of each of the next 36 months of service. In addition, at each Annual Meeting of Stockholders, beginning in 2000, each individual who will continue to be a director after such Annual Meeting will receive an additional option ("Annual Option") to purchase 10,000 shares of Common Stock. Each director who received an Initial Option under the 1999 Director Stock Option Plan will not receive the Annual Option in the same calendar year. The Annual Option will vest monthly over the one-year period after the option grant date. The exercise price for each option grant will be equal to the fair market value per share of Common Stock on the option grant date.

     Dr. Lazarus has waived his rights to any options to which he is entitled under the 1999 Director Stock Option Plan.

     Directors are eligible to receive options and be issued shares of Common Stock directly under the 1999 Equity Incentive Plan and PlanetRx's 2002 Equity Participation Plan, and directors who are also employees of PlanetRx are also eligible to participate in PlanetRx's Employee Stock Purchase Plan.

     Employment Contracts; Compensation Arrangements; Termination of Employment and Change-in-Control Arrangements

     The PlanetRx 1999 Equity Incentive Plan, provides that all options and other awards granted under the plan, including options granted to our executive officers, will become fully vested if a change in control of PlanetRx occurs, unless the options or awards are assumed by the surviving corporation or its parent or if the surviving corporation or its parent substitutes comparable options or awards for options or awards granted under our plan. Also, under the 1999 Equity Incentive Plan, if an optionee is involuntarily terminated within 12 months following a change in control, the vesting of his option or restricted stock award will fully accelerate. As noted above, Messrs. Beindorff and Steele's options were cancelled pursuant to the terms of the merger agreement in connection with the Paragon transaction.

     The PlanetRx 1999 Equity Incentive Plan provides that all options and other awards granted under the plan granted to our executive officers, will become fully vested if a change in control of PlanetRx occurs, unless the options or awards are assumed by the surviving corporation or its parent or if the surviving corporation or its parent substitutes comparable options or awards for options or awards granted under our plan. Also under the 1999 Equity Incentive Plan, if an optionee is involuntarily terminated within 12 months following a change in control, the vesting of his option or restricted stock award fill fully accelerate. As noted above, Messrs. Beindorff and Steele's options were cancelled pursuant to the terms of the merger agreement in connection with the Paragon transaction.

Michael Beindorff
-----------------

     Michael Beindorff became the Chief Executive Officer of PlanetRx in April 2000 and Chairman of the Board in August 2000. Pursuant to our employment agreement with Mr. Beindorff, which terminated when the merger of the Paragon transaction closed, he received an annual base salary of $300,000 and quarterly guaranteed bonuses of $25,000 during 2001.

     Mr. Beindorff's employment with PlanetRx terminated upon closing of the merger agreement pursuant to a separation agreement dated as of April 22, 2002 between PlanetRx and Mr. Beindorff. Under the separation agreement, PlanetRx agreed to pay to Mr. Beindorff an amount equal to the lesser of:

o all accrued and unpaid salary and bonuses due him from PlanetRx through his employment termination date plus a terminating event bonus in the amount of $75,000, or

o one-third of all funds received by or on behalf of PlanetRx or its affiliates, successors or assigns from Revelation America Incorporated or its affiliates, successors and assigns at any time from the date of the separation agreement until the two-year anniversary of the occurrence of the Paragon transaction; provided, however, that PlanetRx will be obligated to make such termination payment to Mr. Beindorff only if, and to the extent that, any funds are received from Revelation.

Messrs. Todd Steele and Paul Risner
-----------------------------------

     PlanetRx and each of Todd Steele and Paul Risner are parties to an employment retention agreement entered into as of November 2, 2001, and amended as of April 22, 2002. The retention agreement, which the parties entered into in contemplation of the dissolution, merger or sale of PlanetRx, provided for the executive to continue to provide services to PlanetRx through the date of final disposition of PlanetRx, whether by sale, merger or dissolution, such as the Paragon transaction, unless earlier terminated. Under the retention agreement, the executive is entitled to receive as a result of the transaction with Paragon, a termination payment in an amount equal to the lesser of:

        o all accrued and unpaid salary and bonuses due him from PlanetRx through the occurrence of the Paragon transaction plus a terminating event bonus in the amount of $75,000, or

        o one-third of all funds received by or on behalf of PlanetRx or its affiliates, successors or assigns from Revelation at any time from April 22, 2002, until the two-year anniversary of the occurrence of the Paragon Transaction; provided, however, PlanetRx will be obligated to make such termination payment to Messrs. Steele and Risner only if, and to the extent that, any funds are received from Revelation.

John Brink
----------

     Paragon and John Brink entered into a three year amended and restated employment agreement providing for Mr. Brink to serve as Paragon's Chairman of the Board, Chief Executive Officer and President commencing as of March 1, 2002 and to serve as an officer and director of PlanetRx if elected. Mr. Brink's employment agreement provides for:

        o an annual salary of $200,000 commencing on the date Paragon closes its first acquisition of, or business combination with, an operating financial services company (no salary is accrued or earned prior to that date);

        o a restricted share grant of 10,954,650 shares of common stock of PlanetRx out of PlanetRx's 2002 Equity Participation Plan, vesting in increments of 2,738,662 shares on each of March 1, 2003, 2004 and 2005 and 2,738,664 shares upon Paragon closing its initial acquisition transaction, and

        o an option to purchase 13,693,313 shares of PlanetRx's common stock at an exercise price of $.0402 per share and vesting as follows:

                o         to the extent of 2,738,662 shares of common stock
                  during the period commencing on March 1, 2003 and terminating on February 28, 2007;

                o         to the extent of 2,738,662 shares of common stock
                  during the period commencing on March 1, 2004 and terminating on February 28, 2007;

                o         to the extent of 2,738,662 shares of common stock
                  during the period commencing on March 1, 2005 and terminating on February 28, 2007;

                o         to the extent of 2,738,662 shares of common stock
                  during the period commencing on the date the date the Paragon has obtained $500,000 in funding and terminating on February 28, 2007; and

                o         to the extent of 2,738,665 shares of common stock
                  during the period commencing on the effective date of the merger in the Paragon transaction.

The restricted share grants and option grants were converted from Paragon restricted share grants and option grants pursuant to the terms of the merger agreement in the Paragon transaction.

     Mr. Brink shall be entitled to a reasonable monthly car allowance and stipend to cover club dues, in an amount to be mutually determined by Paragon and Mr. Brink, commencing when Paragon closes its first acquisition of, or business combination with, an operating financial services company.

     Mr. Brink's amended and restated employment agreement provides that it may be terminated prior to the expiration date:

        o by Paragon for "cause", as that term is defined in the amended and restated employment agreement;

        o by Mr. Brink upon 30 days written notice in the case of a "change in control," as that term is defined in the amended and restated employment agreement; and

        o by Paragon at any time within 12 months after a change in control upon written notice, in which case Paragon is responsible to pay Mr. Brink an amount equal to the salary which would have been payable to him for the remaining term of the employment agreement.

Further, if Mr. Brink becomes disabled for a continuous period of 30 days Paragon has the right to terminate Mr. Brink's employment under the amended and restated employment agreement.

Paul Danner
-----------

     Paragon and Paul Danner entered into an amended and restated employment agreement providing for Mr. Danner to serve as Paragon's Vice Chairman of the Board, and as an officer and director of PlanetRx, commencing as of June 1, 2002 and terminating on May 31, 2005. Mr. Danner's employment agreement provides for an annual salary of $120,000 which shall accrue until Paragon or PlanetRx has secured initial investments of at least $500,000, at which time, PlanetRx will begin to pay Mr. Danner his salary going forward. Mr. Danner also has accrued but unpaid salary based on an annual rate of compensation of $180,000 from August 4, 2001 through May 31, 2002. All accrued and unpaid salary owed to Mr. Danner will be paid by Paragon in one lump sum upon the occurrence of the earlier of:

        o Paragon closing its first acquisition or business combination with an operating financial services company, or

        o the date Paragon or PlanetRx has raised an aggregate of $1,500,000 in funding.

     Mr. Danner shall be entitled to a reasonable monthly car allowance and stipend to cover club dues, in an amount to be mutually determined by Paragon and Mr. Danner, commencing when Paragon closes its first acquisition of, or business combination with, an operating financial services company.

     Mr. Danner's amended and restated employment agreement provides that it may be terminated prior to the expiration date:

        o by Paragon for "cause", as that term is defined in the amended and restated employment agreement;

        o by Mr. Danner upon 30 days written notice in the case of a "change in control," as that terms is defined in the amended and restated employment agreement; and

        o by Paragon at any time within 12 months after a change in control upon written notice, in which case Paragon is responsible to pay Mr. Danner an amount equal to the salary which would have been payable to him for the remaining term of the employment agreement.

Further, if Mr. Danner becomes disabled for a period of 30 days, Paragon has the right to terminate Mr. Danner's employment under the amended and restated employment agreement

   Certain Relationships and Related Transactions.

     In April 2001, we notified Express Scripts, Inc. that PlanetRx had terminated the commercial agreements between the parties due to Express Scripts' non-payment of certain sums due us under the agreements. PlanetRx subsequently sued Express Scripts over the unpaid sums in the state circuit court of St. Louis County, Missouri. On January 22, 2002, the parties settled the case with the result that PlanetRx recovered substantially the amount of the unpaid sums due from Express Scripts. As part of the settlement, PlanetRx and Express Scripts settled all other business claims between the two parties and severed all remaining business relationships, with the exception of Express Scripts' status as a stockholder of PlanetRx.

     On May 31, 2002 PlanetRx assigned to each of Messrs. Beindorff, Risner and Steele a one-third interest in PlanetRx's interests, rights and benefits under the Licensing Agreement dated August 14, 2001, as amended as of November 28, 2001 with Revelation American Incorporated. The assignment was undertaken in connection with PlanetRx's obligation under Mr. Beindorff's separation agreement and Messrs. Steele's and Risner's respective employment retention agreements, to pay each of them the lesser of one-third of all funds received by PlanetRx from Revelation, or all accrued and unpaid salary bonuses and a termination bonus of $75,000. Mr. Biendorff's separation agreement and Messrs. Steele's and Risner's employment retention agreement are described under "Executive Compensation - Employment Contracts; Compensation Arrangements; Termination of Employment and Change-in-Control Arrangements" above.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Business Acquired

     PlanetRx plans to file the financial  statements  required by item 7(a) and
(b) by amendment to this Current Report on Form 8-K not later than 60 days after this Current Report must be listed.

     (b) Pro Forma Financial Information

     See Item 7(a) above.

     (c) Exhibits

     Exhibit No.      Description
     -----------      -----------
        2.1           Agreement and Plan of Merger dated April 22, 2002 among
                      PlanetRx.com.  PlanetRx, Inc. PHI Acquisition Corp. and
                      Paragon Homefunding, Inc. is incorporated in this Current Report on Form 8-K by reference to PlanetRx's
                      Quarterly Report on Form 10-Q for the period ended March
                      31, 2002, Exhibit 2.2. The schedules and exhibits to this document, which are listed in the table of contents of the document are omitted from that filing, and this filing. PlanetRx will furnish, as supplementary information, copies of the omitted materials to the Securities and Exchange Commission upon request.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PLANETRX.COM, INC.



Dated: June 17, 2002                      By: /s/ Paul Danner
                                             ----------------------------------
                                             Paul Danner, Vice Chairman of
                                             the Board, Secretary and Treasurer